3
8K.DOC


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8_K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                      Date of Report:  February 12, 1996




                                U S WEST, Inc.
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

A Delaware   Commission File  IRS Employer Identification
Corporation  Number 1-8611    No. 84-0926774
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              7800 East Orchard Road, Englewood, Colorado 80111


                       Telephone Number (303) 793_6500

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Item 7.  Exhibits

Exhibit     Description

27     Financial Data Schedule.

99A     Press Release issued February 12, 1996 concerning the earnings results of U S WEST Communications Group for the year ending December 31, 1995.

99A.1     Unaudited Combined Statements of Income of U S WEST Communications
      Group for the quarters and years ended December 31, 1994 and December 31, 1995, filed in connection with the Press Release dated February 12, 1996.

99A.2     Unaudited Selected Combined Group Data of Company for the quarters and years ended December 31, 1994 and December 31, 1995, filed in connection with the Press Release dated February 12, 1996.

99A.3     Unaudited Combined Balance Sheets of U S WEST Communications Group
      for years ended December 31, 1994 and December 31, 1995, filed in connection with the Press Release dated February 12, 1996.

99A.4     Unaudited Combined Statements of Cash Flows of U S WEST
      Communications Group for the years ended December 31, 1994 and December 31, 1995, filed in connection with the Press Release dated February 12, 1996.

99A.5     Unaudited Statements of Income of U S WEST Communications Group for
      the quarters and years ended December 31, 1994 and December 31, 1995, filed in connection with the Press Release dated February 12, 1996.

99A.6     Unaudited Consolidated Statements of Income of U S WEST, Inc. for
      the quarters and years ended December 31, 1994 and December 31, 1995, filed in connection with the Press Release dated February 12, 1996.

99A.7     Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the
      years ended December 31, 1994 and December 31, 1995, filed in connection with the Press Release dated February 12, 1996.

99A.8     Unaudited Consolidated Statements of Cash Flows of U S WEST, Inc.
      for the years ended December 31, 1994 and December 31, 1995, filed in connection with the Press Release dated February 12, 1996.

99B     Press Release issued February 12, 1996 concerning the earnings results of U S WEST Media Group for the year ending December 31, 1995.

99B.1     Unaudited Combined Statements of Income of U S WEST Media Group for
      the quarters and years ended December 31, 1994 and 1995, filed in connection with the Press Release dated February 12, 1996.

99B.2     Unaudited Selected Combined Group Data of U S WEST Media Group for
      the quarters and years ended December 31, 1994 and December 31, 1995, filed in connection with the Press Release dated February 12, 1996.

99B.3     Unaudited Combined Balance Sheets of U S WEST Media Group for the
      years ended December 31, 1994 and December 31, 1995, filed in connection with the Press Release dated February 12, 1996.

99B.4     Unaudited Combined Statements of Cash Flows of U S WEST Media Group
      for the years ended December 31, 1994 and December 31, 1995, filed in connection with the Press Release dated February 12, 1996.

99B.5     Unaudited Selected Proportionate Data of U S WEST Media Group for
      the quarter ended December 31, 1995, filed in connection with the Press Release dated February 12, 1996.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U S WEST, Inc.

     /s/ STEPHEN E. BRILZ
     By:___________________________
     Stephen E. Brilz
     Assistant Secretary

Dated:  February 12, 1996